EXHIBIT 99.1

Conversion Services International, Inc.
Notes to Pro Forma Condensed Financial Statements

PRO FORMA FINANCIAL INFORMATION

      The following Pro Forma Financial Statements are based on the historical financial statements of Conversion Services International, Inc. (the "Company") and DeLeeuw Associates, Inc. ("DeLeeuw"), adjusted to give effect to the acquisition of DeLeeuw by the Company. The Pro Forma Balance Sheet assumes the acquisition occurred as of the most recent balance sheet date prior to the acquisition date of March 4, 2004. The Pro Forma Income Statement, for the year ended December 31, 2003, assumes the acquisition occurred as of the first day of the applicable period.

      The pro forma financial information does not reflect certain anticipated cost savings resulting from the operation of DeLeeuw by the Company. There can be no assurance that the Company will be able to realize any anticipated cost savings. The pro forma statements should be read in conjunction with the audited consolidated financial statements of the Company and the related notes thereto which are included in the Company's Amendment No. 2 to Form SB-2 filed with the SEC on November 30, 2004.

                    CONVERSION SERVICES INTERNATIONAL, INC.
                        PRO FORMA CONDENSED BALANCE SHEET
                                DECEMBER 31, 2003
                                 (IN THOUSANDS)
                                   (Unaudited)

                                                                       CONVERSION      DELEEUW
                                                                     SERVICES, INT'L   ASSOCIATES      PRO FORMA       PRO FORMA
                                                                       (AUDITED)       (AUDITED)       ADJUSTMENTS   CONSOLIDATED
                                                                     -------------    ------------   --------------  -------------
ASSETS
CURRENT ASSETS
   Cash                                                                  $   412        $   129       $    --           $   541
   Accounts receivable                                                     2,052            762            --             2,814
   Prepaid expenses                                                          113             40            --               153
   Deferred tax asset                                                         37             --            --                37
                                                                         -------        -------       -------           -------
        TOTAL CURRENT ASSETS                                               2,614            931            --             3,545
                                                                         -------        -------       -------           -------

PROPERTY AND EQUIPMENT, at cost, net                                         271             31           (31)(2)           271
                                                                         -------        -------       -------           -------

OTHER ASSETS
   Due from stockholders, including accrued interest of $21,600              204             --            --               204
   Goodwill                                                                1,094             --         1,404 (1)         2,498
   Deferred loan costs, net of accumulated amortization of $77,484            25             --            --                25
   Intangible assets, net of accumulated amortization of $89,710             344             --         1,597 (1)         2,663
                                                                                                          722 (1)
   Deferred tax asset                                                        191             --            --               191
   Security deposits                                                          17             --            --                17
                                                                         -------        -------       -------           -------
                                                                           1,875             --         3,723             5,598

INVESTMENT IN LIMITED LIABILITY COMPANY                                       --             59            --                59
                                                                         -------        -------       -------           -------
                                                                         $ 4,760        $ 1,021       $ 3,692           $ 9,473
                                                                         =======        =======       =======           =======

LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES
    Line of credit                                                       $ 1,783        $   182       $    --           $ 1,965
    Current portion of long-term debt                                        462             --            --               462
    Accounts payable and accrued expenses                                  1,025              7            --             1,032
                                                                         -------        -------       -------           -------
        TOTAL CURRENT LIABILITIES                                          3,270            189            --             3,459
                                                                         -------        -------       -------           -------

LONG-TERM DEBT, net of current portion                                       234             --            --               234
                                                                         -------        -------       -------           -------
DEFERRED TAXES                                                                37             --           300               337
                                                                         -------        -------       -------           -------
COMMITMENTS                                                                   --             --            --                --

STOCKHOLDER'S EQUITY
    Common stock, $.001 par value, 1,000,000 shares authorized,
      issued and outstanding                                                   1              1            (1)(1)             1
    Additional paid in capital                                             1,446              2         4,222 (1)         5,670
    Retained earnings (accumulated deficit)                                 (228)           829          (829)(1)          (228)
                                                                         -------        -------       -------           -------

                                                                           1,219            832         3,392             5,443
                                                                         -------        -------       -------           -------

                                                                         $ 4,760        $ 1,021       $ 3,692           $ 9,473
                                                                         =======        =======       =======           =======

            See Accompanying Notes to Pro Forma Financial Statements

                     CONVERSION SERVICES INTERNATIONAL, INC.
                       PRO FORMA STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                      (IN THOUSANDS, except per share data)

                                                 CONVERSION            DELEEUW
                                               SERVICES INT'L         ASSOCIATES           PRO FORMA            PRO FORMA
                                                 (AUDITED)            (AUDITED)           ADJUSTMENTS         CONSOLIDATED
                                              ----------------      -------------        -------------        -------------
REVENUE                                        $      14,367        $       5,151        $          --        $      19,518

COST OF SERVICES                                      10,266                3,206                   --               13,472
                                               -------------        -------------        -------------        -------------

GROSS PROFIT                                           4,101                1,945                   --                6,046
                                               -------------        -------------        -------------        -------------

OPERATING EXPENSES                                     4,468                1,543                   --                6,011
                                               -------------        -------------        -------------        -------------

INCOME FROM OPERATIONS                                  (367)                 402                   --                   35
                                               -------------        -------------        -------------        -------------

OTHER INCOME (EXPENSE), net                             (131)                 (80)                  --                 (211)
                                               -------------        -------------        -------------        -------------

INCOME (LOSS) BEFORE INCOME TAXES                       (498)                 322                   --                 (176)
                                               -------------        -------------        -------------        -------------

INCOME TAXES (BENEFIT)                                  (191)                  --                  129 (3)              (62)
                                               -------------        -------------        -------------        -------------

NET INCOME (LOSS)                              $        (307)       $         322        $        (129)       $        (114)
                                               =============        =============        =============        =============

NET INCOME (LOSS) PER SHARE                    $       (0.00)                 N/A        $       (0.00)       $       (0.00)
                                               =============        =============        =============        =============

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
USED IN THE NET INCOME (LOSS) PER SHARE          593,000,000                   --           80,000,000          673,000,000
CALCULATION                                    =============        =============        =============        =============

                 See Accompanying Notes to Pro Forma Financial Statements

CONVERSION SERVICES INTERNATIONAL, INC.
Notes to Pro Forma Condensed Financial Statements

NOTE A - The pro forma adjustments to the condensed consolidated balance sheet are as follows:

1) To reflect the acquisition of assets and assumption of liabilities of DeLeeuw Associates, Inc. and the allocation of the purchase price on the basis of the fair value of the assets received, liabilities assumed, and the fair values assigned to identifiable intangible assets and to goodwill in March 2004, presented as if the acquisition had occurred in December 2003 (in thousands)

      The components and allocations of the purchase price were based on independent third party valuations as of the acquisition date.

      COMPONENTS OF PURCHASE PRICE:

      Cash payments                             $1,939
      Acquisition costs                             71
      Value of Common Stock                      2,158
                                                 -----

                                                $4,168

      ALLOCATION OF PURCHASE PRICE:

      Approved vendor status (a)                (1,597).......(indefinite life)
      Accounts receivable                         (975)
      Tradename                                   (722)........(indefinite life)
      Goodwill                                  (1,404)
      Other assets                                 (56)
      Current liabilities assumed                  286
      Deferred tax liability assumed               300
                                                ------
                                                $   --
                                                ======

      (a) An approved vendor is on an exclusive list to provide vendor services to a specified client and has previously met established quality control standards of that client.

      2) No value has been ascribed to the property and equipment acquired in connection with the acquisition of DeLeeuw Associates based upon independent third party valuations as of the acquisition date.

NOTE B - The pro forma adjustments to the condensed consolidated statement of operations are as follows:

      3) To reflect a provision for income taxes which includes an adjustment to reflect the Company's pro forma income tax rate of 40.0%. This rate is based upon the statutory federal income tax rate of 34% plus a blended rate for the various states in which the Company incurs income tax liabilities, net of the federal income tax benefit for state taxes paid, of 6%. Since the Company was an "S" corporation for the majority of 2003, the pro forma rate is based on the company's estimated income tax rate for 2004 and is not based upon the prior year's effective tax rate.

      4) No adjustment was made to record amortization for identified intangible assets as they have indefinite lives.